SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 6, 2005
(Date of earliest event reported)
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 235-5500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 7.01. Regulation FD Disclosure.
     On September 6, 2005 Terayon Communication Systems, Inc. (Terayon) announced that its DM 6400 Network CherryPicker® digital video networking platform supports the MPEG-4/AVC format and is the first product to enable standards-based digital program insertion and splicing of programming in the MPEG-4/AVC format. Terayon is demonstrating the world’s first ad insertion and real-time splicing of MPEG-4/AVC video streams at the IBC Conference (stand 8.510), September 8-13, 2005 in Amsterdam
     On September 7, 2005 Terayon announced that Terayon and INVIDI Technologies Corporation have jointly developed an innovative new ‘Localization on Demand’ architecture that integrates local advertising asset management and back office systems with the advertising insertion platform itself.
     On September 8, 2005 Terayon announced that it is demonstrating the industry’s first advertising insertion and splicing of programming in the MPEG-4/AVC format, along with other advanced capabilities of its digital video and home access solutions, at its stand at the International Broadcasting Conference (IBC) 2005, September 8-13.
ITEM 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit 99.1	Terayon Demonstrates Industry’s First MPEG-4/AVC Ad Insertion and Splicing at IBC Conference

Exhibit 99.2	Terayon and INVIDI Pioneer ‘Localization on Demand’ Architecture for Digital TV Advertising

Exhibit 99.3	Terayon Demonstrates Latest Video and Data Applications at IBC 2005

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
	By:	/s/ Mark Richman
Mark Richman
Date: September 13, 2005		Chief Financial Officer

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EXHIBIT INDEX

Exhibit 99.1	Terayon Demonstrates Industry’s First MPEG-4/AVC Ad Insertion and Splicing at IBC Conference

Exhibit 99.2	Terayon and INVIDI Pioneer ‘Localization on Demand’ Architecture for Digital TV Advertising

Exhibit 99.3	Terayon Demonstrates Latest Video and Data Applications at IBC 2005